LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JANUARY 24, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2007 OF

LEGG MASON PARTNERS

VARIABLE INTERNATIONAL ALL CAP

OPPORTUNITY PORTFOLIO

The following supplements the fund’s Prospectus and Statement of Additional Information:

It is expected that, on or about April 1, 2008 and subject to the prior approval of the fund’s Board, a newly-created separate investment management subsidiary under the control of Legg Mason, Inc. will become the fund’s subadviser (the “Subadviser”). The new Subadviser, which is being established as part of an internal reorganization of Legg Mason’s international investment teams, will replace Brandywine Global Investment Management, LLC.

The portfolio managers who are currently responsible for the day-to-day management of the fund will be the same immediately after the new subadvisory agreement takes effect, and they will have access to the same research and will continue to have other resources necessary to support their investment management functions. In addition, the portfolio managers will continue to apply the same investment philosophy and processes as they currently do in their management of the fund.

If approved by the fund’s Board, the Subadviser will enter into a new subadvisory agreement with Legg Mason Partners Fund Advisor, LLC, the fund’s investment manager. The fund’s investment management fee will remain unchanged.

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